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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 17, 1999


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                             SLM HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


                    DELAWARE                                   52-2013874
          (State or other jurisdiction of                    (I.R.S. Employer
          incorporation or organization)                    Identification No.)


         11600 SALLIE MAE DRIVE, RESTON, VIRGINIA                 20193
         (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (703) 810-3000







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ITEM 5.  OTHER EVENTS.

         On December 17, 1999, President Clinton signed the Ticket to Work and Work Incentives Improvement Act. This act includes a provision that changes the index on which lender returns are set in the Federal Family Education Loan Program ("FFELP") from the current 91-day Treasury Bill rate to a three-month commercial paper rate. The new index will apply to all loans originated after January 1, 2000 and before July 1, 2003. The rates that students pay on their FFELP loans are unaffected by the new index. The Company and other FFELP industry participants supported this legislative change.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SLM HOLDING CORPORATION
                               (Registrant)


                               By:  /s/ Mark G. Overend
                                    -----------------------------------
                                              Mark G. Overend
                                          SENIOR VICE PRESIDENT &
                                          CHIEF FINANCIAL OFFICER
                                (Principal Financial and Accounting Officer
                                       and Duly Authorized Officer)
January 4, 2000












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